UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2006

First Data Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 001-11073

Delaware	47-0731996
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

6200 South Quebec Street

Greenwood Village, Colorado 80111

(Address of principal executive offices, including zip code)

(303) 967-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets

As previously disclosed in the Current Report on Form 8-K filed on October 2, 2006 by First Data Corporation (“FDC”) with the U.S. Securities and Exchange Commission, on September 29, 2006 (the “Distribution Date”), the distribution by FDC of all of the outstanding shares of common stock of The Western Union Company (“Western Union”) to the stockholders of FDC was completed in a spin-off intended to qualify for tax-free treatment. On the Distribution Date, and in consideration for the contribution by FDC to Western Union of its money transfer and consumer payments businesses, Western Union transferred to FDC approximately $100.0 million in cash, notes with an aggregate principal amount of approximately $1.0 billion and 765,255,173 shares of Western Union common stock, par value $0.01 per share. Pro forma financial information reflecting the transaction is included in Item 9.01(b) below.

Item 9.01.	Financial Statements and Other Exhibits

(b) Pro Forma Financial Information

Due to the spin-off of The Western Union Company (“Western Union”) on September 29, 2006, the historical results of Western Union through the date of the spin-off will be reflected in the historical financial statements of First Data Corporation (the “Company” or “FDC”) as discontinued operations. The following Unaudited Pro Forma Condensed Consolidated Financial Statements reflecting the spin-off are based on and should be read in conjunction with the Company’s historical Consolidated Financial Statements and related notes appearing in the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2005 and the Unaudited Consolidated Financial Statements appearing in the Company’s Quarterly Report on Form 10-Q/A for the period ended June 30, 2006.

The Unaudited Pro Forma Condensed Consolidated Statements of Income for the six months ended June 30, 2006 and for the years ended December 31, 2005, 2004 and 2003 are prepared as though the Western Union spin-off occurred as of the beginning of the earliest period presented. The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2006 is prepared as if the Western Union spin-off occurred as of June 30, 2006. Pro forma adjustments are described in the Notes To Unaudited Pro Forma Condensed Consolidated Financial Statements.

The following Unaudited Pro Forma Condensed Consolidated Financial Statements are presented for illustrative and informational purposes only and are not intended to represent or be indicative of the financial condition or results of operations which would actually have been recorded if the Western Union spin-off had occurred during the periods presented. In addition, the Unaudited Pro Forma Condensed Consolidated Financial Statements are not intended to represent the Company’s financial position or results of operations for any future date or period.

The discontinued operations that will be presented in the Company’s historical Consolidated Financial Statements will reflect the following difference from these Unaudited Pro Forma Condensed Consolidated Financial Statements:

•	Primary Payment Systems, Discontinued Operations - The third quarter 2006 sale of the Company’s Primary Payment Systems and IDLogix businesses (“PPS”) will be presented in discontinued operations in the historical financial statements. Revenue associated with these businesses was approximately $30 million, $50 million and $41 million and operating profit associated with these businesses was approximately $12 million, $16 million and $11 million for the six months ended June 30, 2006 and for the years ended December 31, 2005 and 2004, respectively.

Comparison to Western Union Form 10 - The discontinued operations as presented in this Form 8-K and in FDC’s historical financial statements differ from the Combined Financial Statements of Western Union included in the Western Union Form 10 as follows:

•	Interest Expense - The allocation of interest expense to discontinued operations in this Form 8-K is based on the net asset allocation method of Emerging Issues Task Force Issue No. 87-24, “Allocation of Interest to Discontinued Operations” (“EITF 87-24”). Applying this methodology resulted in interest expense of approximately $22 million, $34 million, $17 million and $24 million for the six months ended June 30, 2006 and for the years ended December 31, 2005, 2004 and 2003, respectively, being allocated to discontinued operations. Western Union had no interest expense in its Combined Financial Statements and made a pro forma adjustment in its Form 10 to reflect interest on debt incurred in connection with the spin-off.

•

Corporate Expenses - The allocation to Western Union of expenses for certain FDC corporate functions historically provided to Western Union was done in accordance with Staff Accounting Bulletin No. 55, “Allocation of Expenses and Related Disclosures in Subsidiaries’ Financial Statements”, (“SAB 55”), for Western Union’s Combined Financial Statements presented in the Western

Union Form 10. Such allocations were made on a specific identification basis to the extent possible and otherwise based on relative percentages, as compared to FDC’s other businesses, of headcount or other appropriate methods depending on the nature of each item of cost to be allocated.

The methodology to allocate the Company’s corporate expenses to discontinued operations is governed by EITF 87-24 and not SAB 55. The allocation of corporate expenses to discontinued operations was limited to certain specifically identified costs and other costs, such as corporate shared services, which support segment operations. These costs represent those that have historically been allocated to and recorded by the Company’s operating segments as an expense with the exception of the addition of certain share-based compensation expenses and pension benefit not previously allocated. Accordingly, and after the spin-off, All Other and Corporate operating loss presented in the Form 10-Q/A segment disclosures will remain the same for the six months ended June 30, 2006 except for approximately $5 million related to the above noted share-based compensation and pension items (not considering the sale of PPS noted above). Applying the EITF 87-24 methodology will result in a decreased allocation to discontinued operations of approximately $19 million, $22 million, $20 million and $15 million for the six months ended June 30, 2006 and for the years ended December 31, 2005, 2004 and 2003, respectively, as compared to that presented in the Western Union Combined Financial Statements.

•	Non-Recurring Separation Costs - Non-recurring separation costs of $10.7 million were recognized by the Company during the six months ended June 30, 2006 and are eliminated in the “Other” line in this discontinued operations presentation. Estimated non-recurring separation costs of approximately $40 million pretax which are expected to be incurred during the remainder of 2006 and that will be recorded in discontinued operations have been shown as a charge directly to pro forma equity net of tax. Such amounts were not reflected in the Western Union Form 10. Non-recurring separation costs include investment banker fees, external legal and accounting fees to effect the spin-off, costs to separate information systems and consulting costs incurred to assist in managing the spin-off. These separation costs do not include costs that will be incurred to repay any debt or terminate related interest rate swaps.

FIRST DATA CORPORATION

Unaudited Pro Forma Condensed Consolidated Statements of Income

Six Months Ended June 30, 2006

(in millions, except per share amounts)	Historical	Discontinued Operations Adjustments (a)		Continuing Operations		Pro Forma Adjustments		Pro Forma
Revenues:
Transaction and processing service fees	$4,534.8	$(2,116.5)		$2,418.3				$2,418.3
Investment income, net	(31.1)	(28.2)		(59.3)				(59.3)
Product sales and other	353.3	(1.3)		352.0				352.0
Reimbursable debit network fees, postage and other	700.3	(1.2)		699.1				699.1

	5,557.3	(2,147.2)		3,410.1				3,410.1

Expenses:
Cost of services	2,683.2	(1,183.9)		1,499.3				1,499.3
Cost of products sold	144.0	0.3		144.3				144.3
Selling, general and administrative	871.7	(306.4)		565.3				565.3
Reimbursable debit network fees, postage and other	700.3	(1.2)		699.1				699.1
Other operating expenses:
Restructuring, net	(0.5)	—		(0.5)				(0.5)
Impairments	(2.0)	—		(2.0)				(2.0)
Litigation and regulatory settlements	4.5	3.0		7.5				7.5
Other	10.5	(10.7)	(b)	(0.2)				(0.2)

	4,411.7	(1,498.9)		2,912.8				2,912.8

Operating profit	1,145.6	(648.3)		497.3				497.3
Other income (expense):
Interest income	22.4	(12.1)		10.3				10.3
Interest expense	(142.0)	22.4	(c)	(119.6)		$26.3	(e)	(93.3)
Investment gains and (losses)	162.5	27.5		190.0	(d)			190.0
Divestitures, net	7.8	(1.2)		6.6				6.6

	50.7	36.6		87.3		26.3		113.6

Income before income taxes, minority interest, equity earnings in affiliates and discontinued operations	1,196.3	(611.7)		584.6		26.3		610.9
Income taxes	369.1	(205.0)		164.1		9.8	(f)	173.9
Minority interest	(70.6)	0.3		(70.3)				(70.3)
Equity earnings in affiliates	137.1	(6.1)		131.0				131.0

Income from continuing operations	$893.7	$(412.5)		$481.2		$16.5		$497.7

Earnings per share from continuing operations:
Basic	$1.17			$0.63				$0.65
Diluted	$1.15			$0.62				$0.64
Weighted-average shares outstanding:
Basic	765.0			765.0		(0.2)	(g)	764.8
Diluted	778.9			778.9		(1.8)	(g)	777.1

See accompanying notes.

FIRST DATA CORPORATION

Unaudited Pro Forma Condensed Consolidated Statements of Income

Year Ended December 31, 2005

(in millions, except per share amounts)	Historical	Discontinued Operations Adjustments (a)		Continuing Operations		Pro Forma Adjustments		Pro Forma
Revenues:
Transaction and processing service fees	$8,618.0	$(3,925.9)		$4,692.1				$4,692.1
Investment income, net	19.0	(37.4)		(18.4)				(18.4)
Product sales and other	649.8	(1.9)		647.9				647.9
Reimbursable debit network fees, postage and other	1,281.4	2.0		1,283.4				1,283.4

	10,568.2	(3,963.2)		6,605.0				6,605.0

Expenses:
Cost of services	4,995.8	(2,082.2)		2,913.6				2,913.6
Cost of products sold	264.7	0.6		265.3				265.3
Selling, general and administrative	1,628.4	(566.0)		1,062.4				1,062.4
Reimbursable debit network fees, postage and other	1,281.4	2.0		1,283.4				1,283.4
Other operating expenses:
Restructuring, net	81.6	(5.4)		76.2				76.2
Impairments	50.3	(9.4)		40.9				40.9
Litigation and regulatory settlements	(1.4)	1.4		—				—
Other	34.2	(8.6)		25.6				25.6

	8,335.0	(2,667.6)		5,667.4				5,667.4

Operating profit	2,233.2	(1,295.6)		937.6				937.6
Other income (expense):
Interest income	21.2	(7.8)		13.4				13.4
Interest expense	(228.3)	35.5	(c)	(192.8)		$42.2	(e)	(150.6)
Investment gains and (losses)	130.5	(45.8)		84.7	(d)			84.7
Divestitures, net	61.3	—		61.3				61.3

	(15.3)	(18.1)		(33.4)		42.2		8.8

Income before income taxes, minority interest, equity earnings in affiliates and discontinued operations	2,217.9	(1,313.7)		904.2		42.2		946.4
Income taxes	597.3	(404.2)		193.1		15.8	(f)	208.9
Minority interest	(128.6)	—		(128.6)				(128.6)
Equity earnings in affiliates	236.9	(4.0)		232.9				232.9

Income from continuing operations	$1,728.9	$(913.5)		$815.4		$26.4		$841.8

Earnings per share from continuing operations:
Basic	$2.23			$1.05				$1.09
Diluted	$2.20			$1.04				$1.07
Weighted-average shares outstanding:
Basic	775.0			775.0		(0.2)	(g)	774.8
Diluted	784.3			784.3		(0.9)	(g)	783.4

See accompanying notes.

FIRST DATA CORPORATION

Unaudited Pro Forma Condensed Consolidated Statements of Income

Year Ended December 31, 2004

(in millions, except per share amounts)	Historical	Discontinued Operations Adjustments (a)		Continuing Operations		Pro Forma Adjustments		Pro Forma
Revenues:
Transaction and processing service fees	$8,190.5	$(3,489.2)		$4,701.3				$4,701.3
Investment income, net	279.8	(35.8)		244.0				244.0
Product sales and other	671.3	(2.1)		669.2				669.2
Reimbursable debit network fees, postage and other	1,083.4	1.3		1,084.7				1,084.7

	10,225.0	(3,525.8)		6,699.2				6,699.2

Expenses:
Cost of services	4,641.0	(1,852.2)		2,788.8				2,788.8
Cost of products sold	223.1	0.2		223.3				223.3
Selling, general and administrative	1,610.5	(538.6)		1,071.9				1,071.9
Reimbursable debit network fees, postage and other	1,083.4	1.3		1,084.7				1,084.7
Other operating expenses:
Restructuring, net	63.5	(1.3)		62.2				62.2
Impairments	0.5	—		0.5				0.5
Litigation and regulatory settlements	32.4	—		32.4				32.4
Other	25.0	—		25.0				25.0

	7,679.4	(2,390.6)		5,288.8				5,288.8

Operating profit	2,545.6	(1,135.2)		1,410.4				1,410.4
Other income (expense):
Interest income	25.1	(1.7)		23.4				23.4
Interest expense	(136.8)	19.1	(c)	(117.7)		$25.3	(e)	(92.4)
Investment gains and (losses)	(145.2)	30.1		(115.1)	(d)			(115.1)
Divestitures, net	265.2	—		265.2				265.2

	8.3	47.5		55.8		25.3		81.1

Income before income taxes, minority interest, equity earnings in affiliates and discontinued operations	2,553.9	(1,087.7)		1,466.2		25.3		1,491.5
Income taxes	702.3	(342.3)		360.0		9.5	(f)	369.5
Minority interest	(114.6)	(0.2)		(114.8)				(114.8)
Equity earnings in affiliates	163.9	(0.7)		163.2				163.2

Income from continuing operations	$1,900.9	$(746.3)		$1,154.6		$15.8		$1,170.4

Earnings per share from continuing operations:
Basic	$2.30			$1.40				$1.42
Diluted	$2.26			$1.37				$1.39
Weighted-average shares outstanding:
Basic	827.0			827.0		(0.1)	(g)	826.9
Diluted	840.2			840.2		(0.4)	(g)	839.8

See accompanying notes.

FIRST DATA CORPORATION

Unaudited Pro Forma Condensed Consolidated Statements of Income

Year Ended December 31, 2003

(in millions, except per share amounts)	Historical	Discontinued Operations Adjustments (a)		Continuing Operations		Pro Forma Adjustments		Pro Forma
Revenues:
Transaction and processing service fees	$6,938.1	$(3,169.3)		$3,768.8				$3,768.8
Investment income, net	361.3	(21.8)		339.5				339.5
Product sales and other	577.4	(3.7)		573.7				573.7
Reimbursable debit network fees, postage and other	771.7	0.8		772.5				772.5

	8,648.5	(3,194.0)		5,454.5				5,454.5

Expenses:
Cost of services	4,071.7	(1,641.4)		2,430.3				2,430.3
Cost of products sold	204.4	(2.5)		201.9				201.9
Selling, general and administrative	1,375.0	(539.0)		836.0				836.0
Reimbursable debit network fees, postage and other	771.7	0.8		772.5				772.5
Other operating expenses:
Restructuring, net	27.9	(2.9)		25.0				25.0
Impairments	6.2	—		6.2				6.2
Litigation and regulatory settlements	5.0	—		5.0				5.0

	6,461.9	(2,185.0)		4,276.9				4,276.9

Operating profit	2,186.6	(1,009.0)		1,177.6				1,177.6
Other income (expense):
Interest income	7.5	(0.8)		6.7				6.7
Interest expense	(107.1)	24.9	(c)	(82.2)		$19.8	(e)	(62.4)
Investment gains and (losses)	(114.3)	37.9		(76.4)	(d)			(76.4)
Divestitures, net	6.8	—		6.8				6.8

	(207.1)	62.0		(145.1)		19.8		(125.3)

Income before income taxes, minority interest, equity earnings in affiliates and discontinued operations	1,979.5	(947.0)		1,032.5		19.8		1,052.3
Income taxes	513.1	(323.6)		189.5		7.4	(f)	196.9
Minority interest	(119.6)	0.1		(119.5)				(119.5)
Equity earnings in affiliates	138.7	1.8		140.5				140.5

Income from continuing operations	$1,485.5	$(621.5)		$864.0		$12.4		$876.4

Earnings per share from continuing operations:
Basic	$2.01			$1.17				$1.19
Diluted	$1.98			$1.15				$1.17
Weighted-average shares outstanding:
Basic	739.1			739.1		—	(g)	739.1
Diluted	749.2			749.2		(0.1)	(g)	749.1

See accompanying notes.

FIRST DATA CORPORATION

Unaudited Pro Forma Condensed Consolidated Balance Sheet

As of June 30, 2006

(in millions)	Historical	Discontinued Operations Adjustments (a)		Pro Forma Dividend Adjustment (j)	Pro Forma Debt Repayment		Pro Forma
ASSETS
Cash and cash equivalents	$1,705.1	$(1,210.2)	(h)	$2,500.0	$(40.0)	(b)	$2,954.9
Settlement assets	16,882.3	(993.8)					15,888.5
Accounts receivable, net of allowance for doubtful accounts of $47.4 (historical) and $33.1 (pro forma)	2,129.2	(183.2)					1,946.0
Property and equipment, net of accumulated depreciation of $1,876.4 (historical) and $1,667.8 (pro forma)	813.5	(132.2)					681.3
Goodwill	8,886.7	(1,599.4)					7,287.3
Other intangibles, net of accumulated amortization of $2,081.7 (historical) and $1,918.9 (pro forma)	2,794.4	(231.1)					2,563.3
Investment in affiliates	895.1	(160.3)					734.8
Other assets	988.8	(122.9)		1,000.0	(1,000.0)	(k)	865.9

Total Assets	$35,095.1	$(4,633.1)		$3,500.0	$(1,040.0)		$32,922.0

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Settlement obligations	$17,182.5	$(993.0)					$16,189.5
Accounts payable and other liabilities	3,312.5	(866.5)			$(2.5)	(b)	2,443.5
Borrowings	5,406.5	(0.9)			(1,000.0)	(k)	4,405.6

Total Liabilities	25,901.5	(1,860.4)			(1,002.5)		23,038.6

Stockholders’ Equity:
Common stock	10.7						10.7
Additional paid-in capital	9,658.9	(13.7)					9,645.2

Paid-in capital	9,669.6	(13.7)					9,655.9
Retained earnings	9,923.8	(2,817.8)	(h),(i)	$3,500.0	(37.5)	(b)	10,568.5
Accumulated other comprehensive loss	(154.5)	58.8					(95.7)
Less treasury stock at cost	(10,245.3)						(10,245.3)

Total Stockholders’ Equity	9,193.6	(2,772.7)		3,500.0	(37.5)		9,883.4

Total Liabilities and Stockholders’ Equity	$35,095.1	$(4,633.1)		$3,500.0	$(1,040.0)		$32,922.0

See accompanying notes.

FIRST DATA CORPORATION

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

a.	Reflects the elimination of the financial results, assets, liabilities and accumulated other comprehensive income amounts associated with Western Union, the distribution of Western Union to FDC shareholders and the effect of the adjustments described in notes (b), (c), (h) and (i).

b.	Non-recurring separation costs of $10.7 million were recognized by the Company during the six months ended June 30, 2006 and are eliminated in the “Other” line in this discontinued operations presentation. Estimated non-recurring separation costs of approximately $40 million pretax which are expected to be incurred during the remainder of 2006 and that will be recorded in discontinued operations have been shown as a charge directly to pro forma equity net of tax. Non-recurring separation costs include investment banker fees, external legal and accounting fees to effect the spin-off, costs to separate information systems and consulting costs incurred to assist in managing the spin-off. These separation costs do not include costs that will be incurred to repay the debt discussed in note (k) or terminate related interest rate swaps.

c.	Reflects allocation of interest expense to discontinued operations based on the net asset allocation method of EITF 87-24. Applying this methodology resulted in interest expense of approximately $22 million, $34 million, $17 million and $24 million for the six months ended June 30, 2006 and for the years ended December 31, 2005, 2004 and 2003, respectively, being allocated to discontinued operations.

d.	The investment gains and losses line includes primarily three types of items: 1. Includes $174 million, $140 million, $68 million and $148 million in gains for the six months ended June 30, 2006 and for the years ended December 31, 2005, 2004 and 2003, respectively, associated with the mark-to-market of interest rate swaps utilized in the Company’s official check business that did not qualify for hedge accounting. 2. Includes a $2 million realized gain for the six months ended June 30, 2006 and $77 million, $189 million and $218 million realized losses for the years ended December 31, 2005, 2004 and 2003, respectively, associated with these same interest rate swaps. Had the derivative instruments qualified for hedge accounting, such amounts would have been classified in “Revenues”. 3. Includes gains and losses associated with the sale or impairment of equity investments.

e.	Represents the adjustment to reduce interest expense associated with the reduction of borrowings from the debt exchange discussed in note (k). The interest adjustment was calculated by determining the proportion of FDC borrowings that was repaid on September 29, 2006 in the debt exchange and applying that same proportion to interest expense for all periods presented.

f.	Represents the tax effect of pro forma adjustments using the Company’s statutory rates of 37.4% for the six months ended June 30, 2006, 37.5% for the year ended December 31, 2005, 37.4% for the year ended December 31, 2004 and 37.3% for the year ended December 31, 2003.

g.	Represents the dilutive impact of the replacement of all First Data stock-based awards (including stock options and restricted stock awards) held by Western Union employees due to their receipt of substitute options to purchase Western Union common stock and substitute restricted stock awards, as well as the adjustment of outstanding common stock warrants.

h.	Reflects the net repayment of $740 million in settlement of various inter-company notes from FDC to Western Union and related accrued interest and cross currency swaps. In addition, reflects a cash payment of $210 million from Western Union to FDC for various operating assets. FDC also purchased certain assets out of leases and contributed them to Western Union.

i.	Reflects the forgiveness by Western Union of $143 million of remaining inter-company balances.

j.	In connection with the spin-off, Western Union transferred $1 billion of notes and $2.5 billion in cash to FDC. Western Union borrowed the $2.5 billion of cash from third party lenders at the time of the spin-off.

k.	Associated with the Western Union spin-off, on September 29, 2006 the Company exchanged the Western Union notes discussed in note (j) for FDC debt (commercial paper) held by investment banks. Within several months after the spin-off, the Company anticipates repaying debt with the cash dividend proceeds such that the Company’s debt balance will be reduced to approximately $2.1 billion based on the September 30, 2006 balances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST DATA CORPORATION

Dated: October 5, 2006.	By:	/s/ Stanley J. Andersen
Stanley J. Andersen
Assistant Secretary